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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                October 17, 2002



                                  DRESSER, INC.
             (Exact name of registrant as specified in its charter)



   Delaware                         333-60778                    75-2795365
(State or Other                    (Commission                (I.R.S. Employer
Jurisdiction of                    File Number)              Identification No.)
Incorporation)

                        15455 DALLAS PARKWAY, SUITE 1100
                              ADDISON, TEXAS 75001
               (Address of principal executive offices) (zip code)

                                 (972) 361-9800
              (Registrant's Telephone Number, Including Area Code)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          The following Exhibits are filed herewith

          99.1   Press Release.

ITEM 9. REGULATION FD DISCLOSURE

     On October 17, 2002, Dresser, Inc. issued a press release to announce the appointment of Steven G. Lamb, as president of Dresser, Inc., effective November 1, 2002. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by this reference.

                                       2
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                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                           DRESSER, INC.

Date: October 17, 2002                 By: /s/ Patrick M. Murray
                                           ----------------------------------
                                               Patrick M. Murray
                                           President, Chief Executive Officer

                                           /s/ James A. Nattier
                                           ----------------------------------
                                               James A. Nattier
                                           Executive Vice President
                                           Chief Financial Officer

                                           /s/ Dale B. Mikus
                                           ----------------------------------
                                               Dale B. Mikus
                                           Vice President - Finance and
                                           Chief Accounting Officer

                                       3
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                                 EXHIBIT INDEX

EXHIBIT
NUMBER             DESCRIPTION
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
 99.1              Press Release